UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 27, 2022
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-1513		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

990 Town and Country Boulevard,	Houston,	Texas			77024-2217
____________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on November 2, 2022, Marathon Oil EF II LLC (the “Purchaser”), a wholly owned subsidiary of Marathon Oil Corporation (“Marathon Oil” or the “Company”), entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with Ensign Operating LLC (“Ensign I”), Ensign Operating II LLC (“Ensign II”) and Ensign Operating III LLC (“Ensign III” and together with Ensign I and Ensign II, “Sellers” and each individually a “Seller”), pursuant to which the Purchaser agreed to acquire the Sellers’ upstream oil and gas assets located in Bee, DeWitt, Karnes and Live Oak Counties, Texas and related assets (the “Assets”) for $3.0 billion in cash, subject to customary closing adjustments.

On December 27, 2022, the Purchaser completed the transactions contemplated by the Purchase and Sale Agreement (the “Acquisition”). After taking into account closing adjustments, the Purchaser paid cash consideration of $3.0 billion, which was funded with a combination of cash on hand, borrowings under the Company’s existing revolving credit agreement, and the Company’s previously announced term credit agreement entered into on November 22, 2022.

The foregoing description of the Purchase and Sale Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which is included as Exhibit 2.1 to the Company's Form 8-K, filed with the Securities and Exchange Commission on November 7, 2022, the terms of which are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure
On December 27, 2022, the Company issued a press release in connection with the closing of the Acquisition, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 7.01 of this Current Report and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Marathon Oil Corporation, dated December 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

January 3, 2023	By:	/s/ Rob L. White

Name: Rob L. White
Title: Vice President, Controller and Chief Accounting Officer